Filed Pursuant to Rule 497(e) Registration No.: 002-74452

BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Money Market V.I. Fund
(the “Fund”)

Supplement to the Prospectus dated May 1, 2015

Effective September 1, 2015, the Board of Directors (the “Board”) of BlackRock Variable Series Funds, Inc. approved certain changes to the principal investment strategies of the Fund. In connection with such changes, the Board also approved a change in the name of the Fund to “BlackRock Government Money Market V.I. Fund”. Effective September 1, 2015, the Fund is no longer offered through this Prospectus. Accordingly, all references to the Fund in the Prospectus dated May 1, 2015 are deleted. For information on the Fund’s new name and principal investment strategies, please see the Fund’s Prospectus dated September 1, 2015.

Shareholders should retain this supplement for future reference.

PRO-VARGMVI-0915SUP